UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2007 - (October 26, 2007)

Date of Report - (Date of earliest event reported)

CHEM RX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Park Place

Long Beach, NY 11561

(Address of principal executive offices) (Zip Code)

(516) 889-8770

(Registrant’s telephone number)

Paramount Acquisition Corp.

787 7th Avenue, 48th Floor

New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On October 26, 2007, pursuant to the terms of the Stock Purchase Agreement, dated as of June 1, 2007, as amended on October 8, 2007 (the “Stock Purchase Agreement”), by and among Paramount Acquisition Corp. (“Paramount”), B.J.K. Inc., a New York corporation doing business as Chem Rx (“Chem Rx”), and Jerry Silva, Steven Silva, Jerry Silva as life tenant and Steven Silva as remainderman, The Jody R. Silva Trust and The Jerry Silva 2007 Annuity Trust (each, a “Seller” and together, the “Sellers”), Paramount acquired 100% of the issued and outstanding shares of capital stock of Chem Rx (the “Transaction”).  As a result of the Transaction, Chem Rx became a wholly-owned subsidiary of Paramount, and Paramount changed its name to “Chem Rx Corporation.”  The post-Transaction company, Chem Rx Corporation, is referred to herein as the “Company”.  The Company operates as an institutional pharmacy service provider to skilled nursing facilities and other long-term healthcare institutions, and is based in Long Beach, New York.

As a condition to closing the Transaction, Paramount entered into a registration rights agreement with the Sellers (the “Registration Rights Agreement”).  A description of the Registration Rights Agreement is included in the definitive proxy statement, which was filed on October 2, 2007 (as supplemented on October 12, 2007 and October 17, 2007, the “Definitive Proxy Statement”), on page 89, which is incorporated herein by reference.  The Registration Rights Agreement has been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

As a condition to closing the Transaction, Paramount entered into a voting agreement with the Sellers and the former officers and directors of Paramount (the “Voting Agreement”).  A description of the Voting Agreement is included in the Definitive Proxy Statement on page 89, which is incorporated herein by reference.  The Voting Agreement has been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

On October 26, 2007, the Company also entered into a First Lien Credit and Guaranty Agreement and a Second Lien Credit and Guaranty Agreement, each of which are dated as of October 26, 2007, by and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Guarantors, various Lenders, CIBC World Markets Corp. as Sole Lead Arranger and Sole Book Runner, and Canadian Imperial Bank of Commerce, New York Agency as Administrative Agent and Collateral Agent (together, the “Credit Agreements”).  At the closing, the Company borrowed $121 million under the Credit Agreements to finance the cash portion of the purchase price payable to the Sellers and to pay transaction-related fees and expenses.  The interest rate on the loans under the Credit Agreements is equal to, at the option of the Company, either ABR plus an applicable margin or the Eurodollar Rate plus an applicable margin.  The applicable margin under the first lien credit facilities equals 4.00% in the case of the Eurodollar and 3.00% in the case of ABR loans, and under the second lien credit facilities equals 8.00% in the case of the Eurodollar and 7.00% in the case of ABR loans.  There are no prepayment penalties for optional prepayments of the first lien facility (except that Eurodollar loans will be subject to customary breakage costs), and the following call premiums apply for optional prepayments on the second lien facility: 3.00% premium if prepaid in the first 12-months following the closing of the Transaction; 2.00% premium if prepaid in the second 12-months following the closing of the Transaction; 1.00% premium if prepaid in the third 12-months following the closing of the Transaction; and no call premium thereafter.  In order to secure Chem Rx’s obligations to the lenders under the Credit Agreements, Chem Rx also entered into a First Lien Pledge and Security Agreement and a Second Lien Pledge and Security Agreement, each of which are dated as of October 26, 2007, by and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Grantors, and Canadian Imperial Bank of Commerce, New York Agency, as the Collateral Agent (together, the “Pledge Agreements”).  The Credit Agreements and the Pledge Agreements each contain representations, warranties and covenants (including financial covenants) customary with such arrangements. Fees were paid that are customary for these types of transactions.  A description of the terms of the Credit Agreements and the Pledge Agreements is included in the proxy supplement filed by Paramount on October 12, 2007 under the heading “Acquisition Financing” beginning on page 7, which is incorporated herein by reference.  The Credit Agreements and the Pledge Agreements have been filed as exhibits to this Current Report on Form 8-K under Item 9.01(d).

Pursuant to the Amendment to the Stock Purchase Agreement, dated as of October 8, 2007, among Paramount, Chem Rx and the Sellers, which was included as an exhibit to the Current Report on Form 8-K filed by Paramount on October 10, 2007, and which is incorporated herein by reference, at the Closing of the Transaction, the Company issued unsecured subordinated promissory notes (the “Subordinated Notes”) to each of the Sellers in an aggregate principal amount of $8,258,748.47.  A description of the terms of the Subordinated Notes is included in the proxy supplement filed by Paramount on October 12, 2007 under the heading “Terms of Subordinated Notes” beginning on page 6, which is incorporated herein by reference.  Each of the Subordinated Notes have been filed as exhibits to this Current Report on Form 8-K under Item 9.01(d).

Chem Rx is a party to a number of additional material definitive agreements that were entered into prior to the closing of the Transaction.  Each of these agreements has been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

The foregoing description of the Stock Purchase Agreement, the Credit Agreements, the Pledge Agreements, the Subordinated Notes, the Registration Rights Agreement and the Voting Agreement (the “Material Agreements”) do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as exhibits to this Current Report on Form 8-K under Item 9.01(d).  The Material Agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company, Chem Rx or the other parties thereto. The Material Agreements each contain representations and warranties the parties thereto made to, and solely for the benefit of, the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements. In addition, representations and warranties contained in the Material Agreements may be modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.01                                           Completion of Acquisition

On October 26, 2007, Paramount consummated the Transaction pursuant to the Stock Purchase Agreement.  Immediately prior to the closing of the Transaction, Paramount changed its name from Paramount Acquisition Corp. to “Chem Rx Corporation”.  The Company operates as an institutional pharmacy service provider to skilled nursing facilities and other long-term healthcare institutions, and is based in Long Beach, New York. A press release announcing the consummation of the Transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Stock Purchase Agreement, the Company acquired all of the issued and outstanding stock of Chem Rx from the Sellers and 100% of the membership interests of ChemRx New Jersey, LLC (“ChemRx NJ”) from Jerry Silva, Steven Silva and Michael Segal (collectively, the “NJ Sellers”).

At the closing of the Transaction, the following consideration was paid by Paramount to the Sellers and the NJ Sellers:

•                  $107,411,680.92 in cash;

•                  2,500,000 newly-issued shares of the Company’s common stock (valued at approximately $14,125,000, based on the closing price of Paramount’s common stock on the OTCBB on October 26, 2007); and

•                  $8,258,748.47 in Subordinated Notes.

The Sellers are also entitled to receive up to an aggregate of 9,000,000 additional shares of the Company’s common stock and up to an aggregate to $12,500,000 of additional cash, based on the satisfaction of future EBITDA and stock price milestones. A description of the consideration payable in the Transaction is included in the Definitive Proxy Statement under the caption “The Stock Purchase Agreement–Transaction Consideration” beginning on page 73, which is incorporated herein by reference.

As a result of the Transaction, Paramount also refinanced a total of $36,665,333.38 of outstanding indebtedness of Chem Rx (net of cash), including to repay a total of $5,040,000 of net indebtedness owed by ChemRx NJ to Jerry Silva.

In addition to the above payments, the Company is obligated to pay a transaction bonus to Steven Silva of $5,650,000 and an aggregate of $5,350,000 of transaction bonuses to other senior employees of Chem Rx.

As a result of the Transaction, the Sellers and the NJ Sellers collectively own approximately 18.2% of the Company’s outstanding common stock, and the stockholders of Paramount who voted for the Transaction at the special meeting of Paramount stockholders (the “Special Meeting”) own approximately 81.8% of the Company’s outstanding common stock.  Upon consummation of the Transaction, after taking into account the 2,500,000 shares issued as consideration to the Sellers and the NJ Sellers and the 637,085 shares of former Paramount common stock converted into their pro rata portion of the trust account into which a substantial amount of the proceeds from Paramount’s initial public offering were deposited, the Company has 13,762,915 issued and outstanding shares of common stock.

Contemporaneously with the closing of the Transaction, Chem Rx acquired the 8.82352% minority interest in Chem Rx’s subsidiary ChemRx/Salerno’s, LLC from Benny Salerno for a total of $300,000 in cash.

In addition to approving the Stock Purchase Agreement at the Special Meeting,  as a condition to closing the Transaction, Paramount’s stockholders also approved the amendment and restatement of the Company’s certificate of incorporation and its 2007 Incentive Compensation Plan.  The amended and restated certificate of incorporation and the 2007 Incentive

Compensation Plan are described on pages 103-109 of the Definitive Proxy Statement, which is incorporated herein by reference, and have been filed as exhibits to this Current Report on Form 8-K under Item 9.01(d).

Prior to the closing of the Transaction, the Company was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information is provided about the Company and its business and securities, reflecting the consummation of the acquisition of Chem Rx.

Business

The business of the Company is described in the Definitive Proxy Statement in the section entitled “Business of Chem Rx” beginning on page 119, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business and securities are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 25, which is incorporated herein by reference, as well as in the proxy supplement filed by Paramount on October 17, 2007, in the section entitled “Risks Related to the Put Option Agreements,” beginning on page 6 of such supplement, which is also incorporated herein by reference.

Financial Information

The financial information of the Company is included in the Definitive Proxy Statement, in the sections entitled “Selected Historical Financial Information of Chem Rx and Paramount,” beginning on page 21, “Other Information Related to Paramount-Plan of Operations,” beginning on page 114, “Chem Rx’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 133, and “Financial Statements” beginning on page F-1, each of which are incorporated herein by reference.  Unaudited Pro Forma Condensed Combined Financial Statements of the Company are included in the proxy supplement filed by Paramount on October 12, 2007 beginning on page 11, which is incorporated herein by reference.

Properties

Chem Rx’s properties are described on page 132 of the Definitive Proxy Statement, under the caption “Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock by: (i) each person known by the Company to own more than 5% of the Company’s common stock as of the date hereof; (ii) each director or executive officer; and (iii) any groups who own more than 5% of the Company’s common stock. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person. As of October 31, 2007, 13,762,915 shares of the Company’s common stock were issued and outstanding.

Name of Beneficial Owner	Address	No. of Shares Beneficially Owned		% of Common Stock Beneficially Owned
5% stockholders
NS Advisors(1)	274 Riverside Avenue Westport, CT 06880	4,068,950		29.6%
Hudson Bay Capital Management, L.P.(2)	120 Broadway, 40th Floor New York, NY 10271	1,439,999		10.5%
Jerry Silva	750 Park Place Long Beach, NY 11561	1,655,007	(3)	12.0%
Lindsay Rosenwald	787 Seventh Avenue, 48th Floor New York, NY 10019	2,473,324	(5)	18.0%
Directors and Officers
Jerry Silva	750 Park Place Long Beach, NY 11561	1,655,007	(3)	12.0%
Steven Silva	750 Park Place Long Beach, NY 11561	656,890	(4)	4.78%
Chuck Kelly	750 Park Place Long Beach, NY 11561	0		0%
Michael Segal	750 Park Place Long Beach, NY 11561	100,000		*
J. Jay Lobell	787 Seventh Avenue, 48th Floor New York, NY 10019	714,273	(6)	5.2%
David Kellman	787 Seventh Avenue, 48th Floor New York, NY 10019	7,000	(7)	*

Notes
*	Less than one percent
1.

Represents shares beneficially owned by NS Advisors, LLC, a Connecticut limited liability company (“NS Advisors”), North Star Partners, L.P., a Delaware limited partnership (“North Star”), NSP Holdings LLC, a Delaware limited liability company (“NS Holdings”), North Star Partners II, L.P., a Delaware limited partnership (“NSP II”), Circle T Explorer Master Limited, a business organization organized under the laws of Bermuda (“CT Explorer,” together with NS Advisors, North Star, NS Holdings, NSP II and CT Explorer, the “North Star Group”) and Andrew R. Jones, a citizen of the United States of America (“Mr. Jones”).  NS Advisors is the general partner of North Star and North Star II, which are private investment companies. NS Advisors is also the Portfolio Manager of CT Explorer and the sole manager of NSP Holdings. Mr. Jones is the sole managing member of Advisors.  Includes an aggregate of 102,000 shares of common stock issuable upon exercise of warrants held by North Star that are currently exercisable and an aggregate of 98,000 shares of common stock issuable upon exercise of warrants held by NSP II that are currently exercisable.  The foregoing information was derived from a Schedule 13D filed with the Securities and Exchange Commission on October 29, 2007.

2.

Represents a total of (i) 619,199 shares of common stock by Hudson Bay Fund LP and (ii) 820,800 shares of common stock owned by Hudson Bay Overseas Fund, Ltd. for which Hudson Bay Capital Management, L.P., Sander Gerber, Yoav Roth and John Doscas may be deemed to be beneficial owners.  he foregoing information was derived from a Schedule 13D filed with the Securities and Exchange Commission on October 29, 2007

3.

Includes 852,805 shares held directly by Jerry Silva, 635,865 shares held by Jerry Silva as life tenant (Steven Silva as remainderman), and 166,337 shares held by Jerry Silva as co-trustee with Steven Silva as co-trustee of The Jerry Silva 2007 Annuity Trust; these 166,337 shares will be transferred to Steven Silva in May 2009 upon the termination of The Jerry Silva 2007 Annuity Trust.

4.	Does not include (a) 635,865 shares held by Jerry Silva as life tenant, which shares will revert to Steven Silva upon the death of Jerry Silva, or (b) 166,337 shares held by Jerry Silva as co-trustee with Steven Silva as co-trustee of The Jerry Silva 2007 Annuity Trust, which shares will be transferred to Steven Silva in May 2009 upon the termination of The Jerry Silva 2007 Annuity Trust.

5.

Includes 584,375 shares of common stock held by the Lindsay A. Rosenwald 2000 Family Trusts established for the benefit of Dr. Rosenwald’s family.  Dr. Rosenwald disclaims beneficial ownership of such shares except with regard to his pecuniary interest therein, if any.  Also includes 1,304,574 shares of common stock issuable upon exercise of warrants held by Dr. Rosenwald that are currently exercisable.

6.	Includes 395,523 shares of common stock issuable upon exercise of warrants held by Mr. Lobell that are currently exercisable.
7.	Represents shares issuable upon exercise of warrants held by Mr. Kellman that are currently exercisable.

Directors and Executive Officers

                                Information about the Company’s executive officers and directors is set forth in the Definitive Proxy Statement on pages 147-148, which is incorporated herein by reference.

                                As of the closing of the Transaction, the board of directors and executive officers of the Company are as follows:

Name	Age	Position
Jerry Silva	73	Chief Executive Officer and Chairman of the Board
Steven Silva	42	Director, President and Chief Operating Officer
Chuck Kelly	48	Chief Financial Officer
Michael Segal.	34	Vice President — New Jersey Operations
J. Jay Lobell	44	Director
David Kellman	30	Director

Executive Compensation

                                Information regarding the Company’s executive compensation is set forth in the Definitive Proxy Statement on pages 151-154, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

                                Information regarding the Company’s related party transactions is set for the in the Definitive Proxy Statement on pages 159-164, which is incorporated herein by reference.

                                Jerry Silva, the Company’s Chief Executive Officer, and Steven Silva, the Company’s Chief Operating Officer (together, the “Silvas”), entered into separate put option agreements with certain institutional investors pursuant to which the Silvas granted to each investor an option to require the Silvas to purchase shares of the Company’s common stock from them at a specified time and a specified price in the future to the extent the applicable investor purchased outstanding shares of the Company’s common stock and caused those shares to be voted in favor of the Transaction at the Special Meeting.  A total of 5,172,749 shares of the Company’s common stock that were purchased by such investors and voted in favor of the Transaction at the Special Meeting are subject to such put options.  A description of the terms of the put option agreements is included in the proxy supplement filed by Paramount on October 17, 2007, which is incorporated herein by reference.

                                On October 26, 2007, the Silvas also entered into escrow agreements with each of the institutional investors pursuant to which they placed into escrow a total of $30,199,979 out of the proceeds they received at the closing of the Transaction.  A description of the escrow agreements is included in the proxy supplement filed by Paramount on October 17, 2007, which is incorporated herein by reference.

                                Pursuant to the amendment to the Stock Purchase Agreement entered into on October 8, 2007, the Sellers agreed to accept Subordinated Notes of the Company as part of the consideration paid by the Company in the Transaction.  See Item 1.01 of this Current Report on Form 8-K for more information related to the Subordinated Notes, which are included as exhibits to this Current Report on Form 8-K under Item 9.01(d).

                                On October 26, 2007, Jerry Silva entered into a Limited Guaranty and Suretyship Agreement, pursuant to which he agreed to guaranty Chem Rx’s obligations under the Prime Vendor Agreement entered into between Chem Rx and AmerisourceBergen Drug Corporation, up to a maximum of $8,500,000.

Legal Proceedings

                                The Company’s management currently is not aware of any pending or threatened litigation that would be likely to have a material adverse effect on its financial condition or operations.

Price Range of Securities and Dividends

                                The price range of the Company’s securities and dividends is set forth in the Definitive Proxy Statement on page 168, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

                                In connection with the Transaction, the Sellers and the NJ Sellers were issued an aggregate of 2,500,000 shares of common stock of the Company (valued at approximately $14,125,000, based on the closing price of Paramount’s common stock on the OTCBB on October 26, 2007).  The shares of the Company’s stock issued to the Sellers and the NJ Sellers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act.  In addition, the Sellers and the NJ Sellers were issued an aggregate of $8,258,748.47 in Subordinated Notes.  A description of the Subordinated Notes can be found in the proxy supplement filed by Paramount on October 12, 2007, which is incorporated herein by reference.

Description of Securities

                                A description of the Company’s securities can be found in the section of the Definitive Proxy Statement entitled “Description of Paramount Common Stock and Other Securities,” beginning on page 165, which is incorporated herein by reference.

Indemnification of Directors and Officers

The Company’s amended and restated certificate of incorporation provides that it will indemnify directors, officers, employees and agents of the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below:

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees). (8 Del. C. 1953, § 145; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 6; 57 Del. Laws, c. 421, § 2; 59 Del. Laws, c. 437, § 7; 63 Del. Laws, c. 25, § 1; 64 Del. Laws, c. 112, § 7; 65 Del. Laws, c. 289, §§ 3-6; 67 Del. Laws, c. 376, § 3; 69 Del. Laws, c. 261, §§ 1, 2; 70 Del. Laws, c. 186, § 1; 71 Del. Laws, c. 120, §§ 3-11.)

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to Paramount’s Form 8-K/A filed on May 15, 2007, which is incorporated herein by reference.

Financial Information and Supplementary Data

See Item 9.01 of this Form 8-K, which is incorporated herein by reference.

Financial Statements and Exhibits

See Item 9.01 of this Form 8-K, which is incorporated herein by reference.

Item 2.02                                             Results of Operations and Financial Condition

See the disclosure contained in the Definitive Proxy Statement in the section entitled “Chem Rx’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 133, which is incorporated herein by reference.

Item 2.03                                             Creation of a Direct Financial Obligation

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, and the Credit Agreements and the Subordinated Notes, each of which have been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

Item 3.02                                             Unregistered Sale of Equity Securities

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K concerning the issuance to the Sellers of shares of the Company’s common stock and the Subordinated Notes as consideration for the Transaction.

Item 3.03                                             Material Modification to Rights of Security Holders

On October 26, 2007, the Company amended and restated its certificate of incorporation.  A description of the amended and restated certificate of incorporation is included in the Definitive Proxy Statement, on pages 103 through 104, and is incorporated herein by reference.  The amended and restated certificate of incorporation is filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

Item 5.01                                             Change in Control

The Silvas entered into separate put option arrangements with certain institutional investors pursuant to which the Silvas granted each investor an option to require the Silvas to purchase shares of the Company’s stock from them at a specified time in the future.  A description of the put option agreements is included in the proxy supplement filed by Paramount on October 17, 2007 and Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.  If the put options were exercised in full and Jerry Silva and Steven Silva collectively purchased an aggregate of 5,172,749 shares of the Company’s common stock, then a change in control of the Company could result.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain

Officers

Departure of Directors and Officers

Effective as of the closing and as a result of the Transaction, all of the Company’s directors, with the exception of J. Jay Lobell, and officers resigned.  The Company’s board of directors currently consists of Jerry Silva, also acting as Chairman of the Board and Chief Executive Officer; Steven Silva, also acting as President and Chief Operating Officer, J. Jay Lobell and David Kellman.  The Company’s other principal executive officers are Chuck Kelly, Chief Financial Officer, and Michael Segal, Vice President—New Jersey Operations.

A description of the Company’s directors and officers is included in the Definitive Proxy Statement on pages 147-148, which is incorporated herein by reference.

Incentive Compensation Plan

On October 17, 2007, Paramount’s stockholders approved the Company’s 2007 Incentive Compensation Plan.  A description of the Company’s 2007 Incentive Compensation Plan is included in the Definitive Proxy Statement on pages 105-109, which is incorporated herein by reference.

Employment and Non-Competition Agreement

In June 2006, Paramount entered into employment agreements with four key employees of Chem Rx — Jerry Silva, Steven Silva, Chuck Kelly and Michael Segal — which became effective upon the closing of the Transaction.  A description of each employment agreement is included in the Definitive Proxy Statement on pages 90-91, which is incorporated herein by reference.  Each of these employment agreements has been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws

In connection with the approval of the Transaction, Paramount’s stockholders approved the amendment and restatement of the Company’s certificate of incorporation.  A description of the Company’s amended and restated certificate of incorporation is included in the Definitive Proxy Statement on pages 103-104, which is incorporated herein by reference.

As of the closing of the Transaction, the Company’s amended and restated bylaws became effective, a copy of which has been filed as an exhibit to this Current Report on Form 8-K under Item 9.01(d).

Item 5.06                                             Change in Shell Company Status

Upon the closing of the Transaction, the Company ceased to be a shell company.  The material terms of the Transaction pursuant to which the Company purchased all of the outstanding stock of Chem Rx are described on page 49 of the Definitive Proxy Statement and in the proxy supplement filed on October 12, 2007, each of which is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

The financial statements of Paramount and Chem Rx included in the Definitive Proxy Statement beginning on page F-1, and the Unaudited Pro Forma Condensed Combined Financial Statements of the Company included in the proxy supplement filed by Paramount on October 12, 2007 beginning on page 11, are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of June 1, 2007, by and among

Paramount, Chem Rx and the Sellers (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

2.2

Amendment to the Stock Purchase Agreement, dated as of October 8, 2007, by and among Paramount, Chem Rx and the Sellers (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Paramount on October 10, 2007)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

9.1	Voting Agreement, dated as of October 26, 2007, by and among the Company and the individuals party thereto.

10.1	Chem Rx Corporation 2007 Incentive Compensation Plan, dated as of June 1, 2007*

10.2

New Jersey Merger Agreement, dated as of June 15, 2007, by and among Paramount, Paramount Merger Sub (NJ), Inc., ChemRx New Jersey, LLC, Chem Rx, and the members of ChemRx New Jersey, LLC (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.3	Registration Rights Agreement, dated as of October 26, 2007, by and among the Company and the Sellers

10.4

Executive Employment Agreement between the Company and Jerry Silva, dated as of June 1, 2007 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

10.5

Executive Employment Agreement between the Company and Steven Silva, dated as of June 1, 2007 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Paramount on June 1, 2007)

10.6

Executive Employment Agreement between the Company and Chuck Kelly, dated as of June 15, 2007 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.7

Executive Employment Agreement between the Company and Michael Segal, dated as of June 15, 2007 (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Paramount on June 15, 2007)

10.8	Unit Purchase Agreement, dated as of October 1, 2007, by and between Benny Salerno and B.J.K. Inc.

10.9

First Lien Credit and Guaranty Agreement, dated as of October 26, 2007, by and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Guarantors, various lenders parties thereto, CIBC World Markets Corp. as Sole Lead Arranger and Sole Book Runner, and Canadian Imperial Bank of Commerce, New York Agency as Administrative Agent and Collateral Agent

10.10	Second Lien Credit and Guaranty Agreement, dated as of October 26, 2007, by

* To be filed by amendment.

and among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Guarantors, various lenders parties thereto, CIBC World Markets Corp. as Sole Lead Arranger and Sole Book Runner, and Canadian Imperial Bank of Commerce, New York Agency as Administrative Agent and Collateral Agent

10.11

First Lien and Pledge and Security Agreement, dated as of October 26, 2007, among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Grantors, and Canadian Imperial Bank of Commerce, New York Agency, as the Collateral Agent

10.12

Second Lien and Pledge and Security Agreement, dated as of October 26, 2007, among Chem Rx Corporation, certain subsidiaries of Chem Rx Corporation as Grantors, and Canadian Imperial Bank of Commerce, New York Agency, as the Collateral Agent

10.13	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Jerry Silva

10.14	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Steven Silva

10.15	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and Jerry Silva, as Life Tenant, and Steven Silva, as Remainderman

10.16	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and The Jody R. Silva Trust

10.17	Subordinated Note, dated as of October 26, 2007, by and between Chem Rx Corporation and The Jerry Silva 2007 Annuity Trust

10.18	MHA 2000 Member Agreement, dated as of July 5, 1995, between Managed Healthcare Associates, Inc. of Florham Park, NJ and B.J.K. Inc.

10.19	Participating Provider Agreement, dated as of May 16, 2005, as amended on September 12, 2005 and January 1, 2006, by and between MHA Long Term Care Network, Inc. and B.J.K. Inc.

10.20	Second Amended and Restatement Lease Agreement, dated as of October 26, 2007, by and between 750 Park Place Realty Co., LLC and B.J.K. Inc.

10.21	Guaranty of Lease, dated as of October 26, 2007, by and between the Company and 750 Park Place Realty Co., LLC

10.22	Prime Vendor Agreement, dated as of April 1, 2007, between AmersourceBergen Drug Corporation (“ABDC”) and B.J.K. Inc.

10.23	Amendment to Prime Vendor Agreement, dated October 26, 2007, between ABDC, B.J.K. Inc., ChemRx NJ and ChemRx/Salerno’s, LLC

99.1	Press release, dated October 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEM RX CORPORATION

	By:	/s/ JERRY SILVA
Name: Jerry Silva
Title: Chief Executive Officer

Dated: November 1, 2007